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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                Cotelligent, Inc.
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             (Exact name of registrant as specified in its charter)


                                 June 13, 2002
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                Date of Report (Date of earliest event reported)

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
             Delaware                               0-27412                              94-3173918
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   (State or other jurisdiction of                (Commission               (I.R.S. Employer Identification No.)
            incorporation)                        File Number)

                     44 Montgomery Street, Suite 4050
                         San Francisco, California                                         94114
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                 (Address of principal executive offices)                                (Zip Code)

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                                 (415) 439-6400
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              (Registrant's telephone number, including area code)





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Item 5.  Other Events.


           Cotelligent, Inc. (the "Company") and EquiServe Trust Company,
N.A. have entered into Amendment No. 1 to Rights Agreement attached hereto as Exhibit 4 (the "Rights Agreement Amendment"), amending the Rights Agreement dated September 24, 1997 between the Company and BankBoston, N.A. (the "Rights Agent").

           The Rights Agreement Amendment provides, among other things, that EquiServe Trust Company, N.A. be appointed as the Rights Agent in place of BankBoston, N.A.

           The Rights Agreement Amendment also provides for the removal of the term "Continuing Directors" in its entirety from the Rights Agreement and removal of all references to Continuing Director decision making, such decision making now being vested in the Board of Directors.

           The foregoing summary of certain terms of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment attached hereto as Exhibit 4 and incorporated herein by reference.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


          (c) Exhibits.
              --------
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          Exhibit No.         Description
          ----------          -----------
              4               Amendment No. 1 to Rights Agreement dated June 13,
                              2002, amending the Rights Agreement dated
                              September 24, 1997 between Cotelligent, Inc.
                              and BankBoston, N.A. as Rights Agent

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            COTELLIGENT, INC.


                            By:  /s/ Curtis J. Parker
                                 -----------------------------------------
                                 Curtis J. Parker
                                 Executive Vice President, Chief Financial
                                 Officer, Treasurer & Assistant Secretary


Dated: June 13, 2002





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                                  EXHIBIT INDEX
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

       Exhibit No.         Description
       ----------          ------------
           4               Amendment No. 1 to Rights Agreement dated June 13,
                           2002, amending the Rights Agreement dated September 24,
                           1997 between Cotelligent, Inc. and BankBoston, N.A.
                           as Rights Agent
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